                                                                 Exhibit 10.16.2

                     AMENDMENT TO THE AMENDED AND RESTATED
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This Amendment to the Amended and Restated Supplement Executive retirement Plan ("SERP") is effective as of January 1, 1995.

                 1. Capitalized terms that are not defined herein shall have the same meaning as contained in the SERP.

                 2. Section 1.2 is hereby amended by adding the following at the end of such section:

                 "For the purpose of determining lump sum amounts payable under Sections 5, 7.2 and 8.15 under the Plan, Actuarial Equivalent shall be based on the 1983 Group Annuity Mortality Table for males and a discount rate of 5% per annum."

         This Amendment is effective as of January 1, 1995.

                                                          Ralphs Grocery Company


                                                          By:___________________
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